                                                                     Exhibit 4.8

                                                               EXECUTION VERSION

                                PLEDGE AGREEMENT

                         DATED AS OF SEPTEMBER 22, 2005

                                      AMONG

                 THE LOAN PARTIES FROM TIME TO TIME PARTY HERETO

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,

                               AS COLLATERAL AGENT
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                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01 Defined Terms...............................................     1

SECTION 1.02 Defined in the UCC..........................................     1

SECTION 1.03 Additional Definitions......................................     2

SECTION 1.04 Terms Generally.............................................     8

                                   ARTICLE II
                             THE SECURITY INTERESTS

SECTION 2.01 Grant of Security Interests.................................     8

SECTION 2.02 Security Interests Absolute.................................     9

SECTION 2.03 Continuing Liability of the Loan Parties....................    11

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01 Title to Collateral.........................................    11

SECTION 3.02 Validity, Perfection and Priority of Security Interests.....    11

SECTION 3.03 Collateral..................................................    12

SECTION 3.04 No Consents.................................................    12

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.01 Delivery of Collateral......................................    13

SECTION 4.02 Delivery of Perfection Certificate; Filing of Financing
   Statements and Delivery of Search Reports.............................    13

SECTION 4.03 Further Assurances..........................................    13

SECTION 4.04 Additional Collateral.......................................    14

SECTION 4.05 Information Regarding Collateral............................    14
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                                    ARTICLE V
                       DISTRIBUTIONS ON COLLATERAL; VOTING

SECTION 5.01 Right to Receive Distributions on Collateral; Voting........    14

                                   ARTICLE VI
                           GENERAL AUTHORITY; REMEDIES

SECTION 6.01 General Authority...........................................    17

SECTION 6.02 Remedies upon Event of Default..............................    18

SECTION 6.03 Securities Act..............................................    19

SECTION 6.04 Other Rights of the Collateral Agent........................    19

SECTION 6.05 Limitation on Duty of Collateral Agent in Respect of
   Collateral............................................................    20

SECTION 6.06 Waiver and Estoppel.........................................    20

SECTION 6.07 Application of Proceeds.....................................    20

                                   ARTICLE VII
                              THE COLLATERAL AGENT

SECTION 7.01 Concerning the Collateral Agent.............................    21

SECTION 7.02 Appointment of Co-Collateral Agent..........................    21

SECTION 7.03 Appointment of Sub-Agents...................................    22

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.01 Notices.....................................................    22

SECTION 8.02 No Waivers; Non-Exclusive Remedies..........................    22

SECTION 8.03 Compensation and Expenses of the Collateral Agent;
   Indemnification.......................................................    23

SECTION 8.04 Enforcement.................................................    24

SECTION 8.05 Amendments and Waivers......................................    24

SECTION 8.06 Successors and Assigns......................................    25

SECTION 8.07 Governing Law...............................................    25
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SECTION 8.08 Limitation of Law; Severability.............................    25

SECTION 8.09 Counterparts; Effectiveness.................................    25

SECTION 8.10 Additional Loan Parties.....................................    25

SECTION 8.11 Termination; Release of Loan Parties........................    26

SECTION 8.12 Entire Agreement............................................    27

SCHEDULES:

Schedule I    - List of Pledged Shares
Schedule II   - List of Pledged Notes
Schedule III  - List of Pledged LLC Interests
Schedule IV   - List of Pledged Partnership Interests
Schedule 3.04 - Consents

EXHIBITS:

Exhibit A - Form of Issuer Control Agreement
Exhibit B - Form of Securities Account Control Agreement


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          PLEDGE AGREEMENT dated as of September 22, 2005 (as amended, modified or supplemented from time to time, this "AGREEMENT") among the LOAN PARTIES from time to time party hereto and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for the benefit of the Finance Parties referred to herein (together with its successor or successors in such capacity, the "COLLATERAL AGENT").

          InSight Health Services Corp. ("INSIGHT") intends to issue Senior Secured Floating Rate Notes due 2011 (together with any Additional Notes (as defined in the Indenture) and any Exchange Notes (as defined in the Indenture), and as amended, restated, supplemented or modified from time to time, the "SENIOR SECURED NOTES") pursuant to an Indenture dated as of the date hereof (as amended, restated, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of InSight under such Indenture or any successor agreement, the "INDENTURE") among InSight and U.S. Bank National Association, as Trustee (together with its successor or successors in such capacity, the "TRUSTEE"). The obligations of InSight under and in respect of the Senior Secured Notes will be guaranteed by InSight Health Services Holdings Corp. ("HOLDINGS"), each of the parties listed on the signature pages hereto as "Subsidiary Guarantors" and all other direct and indirect wholly-owned domestic subsidiaries of Holdings that become a party hereto pursuant to Section 8.10 hereof (collectively, the "SUBSIDIARY GUARANTORS" and, together with Holdings, "GUARANTORS"). Holdings, InSight and the Subsidiary Guarantors are herein referred to individually as a "LOAN PARTY" and, collectively, as the "LOAN PARTIES".

          The Indenture requires the Loan Parties to secure their obligations under the Senior Secured Notes and their obligations under any guaranties thereof through the grant of a first lien security interest over the Collateral (as defined below). The Indenture further requires that such security interests in the Collateral be granted pursuant to security documents to a collateral agent acting for the benefit of the holders from time to time of the Senior Secured Notes. Consequently, the Trustee and the Collateral Agent have entered into a Collateral Agency Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "COLLATERAL AGENCY AGREEMENT") which, among other things, governs certain actions of the Trustee and the Collateral Agent in connection with the Senior Secured Notes and the Collateral, respectively.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01 Defined Terms. Terms defined in the introductory section hereof have the respective meanings set forth therein. Capitalized terms defined in the Indenture and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 1.02 Defined in the UCC. Unless otherwise defined herein or the context otherwise requires, the following terms, together with any uncapitalized terms used


                                       1
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herein which are defined in the UCC have the respective meanings provided for in the UCC: (i) Certificated Security; (ii) Financial Asset; (iii) Investment Property; (iv) Payment Intangibles; (v) Proceeds; (vi) Securities Account; (vii) Securities Intermediary; (viii) Security; (ix) Security Certificate; and (x) Uncertificated Security.

          SECTION 1.03 Additional Definitions. The following additional terms, as used herein, have the following respective meanings:

          "CAPITAL STOCK" has the meaning given to it in the Indenture.

          "COLLATERAL" has the meaning set forth in Section 2.01.

          "COLLATERAL AGENT" means U.S. Bank National Association, in its capacity as collateral agent for the Finance Parties, and its successor or successors in such capacity.

          "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "DELIVERY" when used with respect to Collateral means:

          (i) in the case of Collateral constituting Certificated Securities, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian, such Collateral to be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank;

          (ii) in the case of Collateral constituting Uncertificated Securities,
(A) registration thereof on the books and records of the issuer thereof in the name of the Collateral Agent or its nominee or custodian (who may not be a Securities Intermediary) or (B) the execution and delivery by the issuer thereof of an effective agreement, substantially in the form of Exhibit A hereto, pursuant to which such issuer agrees that it will comply with instructions originated by the Collateral Agent or such nominee or custodian without further consent of the registered owner of such Collateral or any other Person;

          (iii) in the case of Collateral constituting Security Entitlements or other Financial Assets deposited in or credited to a Securities Account, (A) completion of all actions necessary to constitute the Collateral Agent or its nominee or custodian the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective agreement, substantially in the form of Exhibit B hereto, pursuant to which such Securities Intermediary agrees to comply with all entitlement orders originated by the Collateral Agent or such nominee or custodian without further consent by the relevant entitlement holder or any other Person;

          (iv) in the case of LLC Interests and Partnership Interests issued by one or more Loan Parties which do not constitute Securities, (A) compliance with the provisions of clause (i) above for each such item of Collateral which is represented by a certificate and (B) compliance with the provisions of clause
(ii) above for each such item of Collateral which is not evidenced by a certificate;


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          (v) in the case of Collateral which constitute Instruments, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian indorsed to, or registered in the name of, the Collateral Agent or its nominee or custodian or indorsed in blank;

          (vi) in the case of cash, transfer thereof to the Collateral Agent or its nominee or custodian by physical delivery to the Collateral Agent or its nominee or custodian; and

          (vii) in each case such additional or alternative procedures as may hereafter become appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favor of the Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof.

          "EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

          "FAIR MARKET VALUE" has the meaning given to it in the Indenture.

          "FEDERAL SECURITIES LAWS" has the meaning set forth in Section 6.03(a) of this Agreement.

          "FINANCE PARTY" means each Noteholder, the Trustee, the Collateral Agent, each Indemnitee and their respective successors and assigns, and "Finance Parties" means any two or more of them, collectively.

          "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC), including, without limitation, (i) all Payment Intangibles and other obligations and indebtedness owing to any Loan Party in respect of Collateral and (ii) all interests in limited liability companies and/or partnerships which interests do not constitute Securities.

          "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "GUARANTEE" means the guarantee by any Guarantor of the Note Obligations.

          "INDEMNITEE" has the meaning set forth in Section 8.03(c) of this Agreement.

          "INSTRUMENTS" means:

          (i) the promissory notes described on Schedule II hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED NOTES"), and all interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Notes;

          (ii) all additional or substitute promissory notes from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Notes, and all


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interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute notes;

          (iii) all promissory notes, bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations constituting "instruments" within the meaning of the UCC; and

          (iv) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

          "ISSUE DATE" means September 22, 2005.

          "LAW" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

          "LLC INTERESTS" means:

          (i) the limited liability company membership interests described on
Schedule III hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED LLC INTERESTS"), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged LLC Interests;

          (ii) all additional or substitute limited liability company membership interests from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged LLC Interests, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute membership interests;

          (iii) all right, title and interest of any Loan Party in each limited liability company to which any Pledged LLC Interest relates, including, without limitation:

               (A) all interests of such Loan Party in the capital of such limited liability company and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such limited liability company, and all other distributions to which such Loan Party shall at any time be entitled in respect of such Pledged LLC Interests;

               (B) all other payments due or to become due to such Loan Party in respect of Pledged LLC Interests, whether under any limited liability company agreement or operating agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;


                                        4
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               (C) all of such Loan Party's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Pledged LLC Interests;

               (D) all present and future claims, if any, of such Loan Party against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise (exclusive of claims for salary and other employee compensation); and

               (E) all of such Loan Party's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Loan Party relating to such Pledged LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Loan Party in respect of such Pledged LLC Interests and any such limited liability company, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such limited liability company, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

          (iv) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

          "NOTE DOCUMENTS" means the Indenture, the Senior Secured Notes and the Registration Rights Agreement related thereto and the Collateral Documents, in each case including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Senior Secured Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

          "NOTEHOLDERS" means the holders from time to time of the Senior Secured Notes.

          "PARTNERSHIP INTERESTS" means:

          (i) the partnership interests described on Schedule IV hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED PARTNERSHIP INTERESTS"), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Partnership Interests;

          (ii) all additional or substitute partnership interests from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Partnership Interests, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute partnership interests;


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
          (iii) all right, title and interest of any Loan Party in each partnership to which any Pledged Partnership Interest relates, including, without limitation:

               (A) all interests of such Loan Party in the capital of such partnership and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such partnership, and all other distributions to which such Loan Party shall at any time be entitled in respect of such Pledged Partnership Interests;

               (B) all other payments due or to become due to such Loan Party in respect of Pledged Partnership Interests, whether under any partnership agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of such Loan Party's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, or at law or otherwise in respect of such Pledged Partnership Interests;

               (D) all present and future claims, if any, of such Loan Party against any such partnership for moneys loaned or advanced, for services rendered or otherwise (exclusive of claims for salary and other employee compensation); and

               (E) all of such Loan Party's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Loan Party relating to such Pledged Partnership Interests, including any power to terminate, cancel or modify any partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Loan Party in respect of such Pledged Partnership Interests and any such partnership, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such partnership, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

          (iv) to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

          "PERFECTION CERTIFICATE" means with respect to each Loan Party a certificate, substantially in the form of Exhibit E to the Security Agreement, completed and supplemented with the schedules and attachments contemplated thereby.

          "PLEDGE AGREEMENT" means this Agreement, as the same may be amended, supplemented or modified from time to time.

          "PLEDGED LLC INTERESTS" has the meaning set forth in clause (i) of the definition of "LLC Interests".


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
          "PLEDGED NOTES" has the meaning set forth in clause (i) of the definition of "Instruments".

          "PLEDGED PARTNERSHIP INTERESTS" has the meaning set forth in clause
(i) of the definition of "Partnership Interests".

          "PLEDGED SHARES" has the meaning set forth in clause (i) of the definition of "Stock".

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed and whether tangible or intangible.

          "SECURITY ENTITLEMENTS" means all "security entitlements" (as defined in the UCC), including all rights and property interests with respect to Financial Assets deposited in or credited to Securities Accounts.

          "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement securing the Note Obligations.

          "STOCK" means:

          (i) the shares of stock and other Securities described on Schedule I hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED SHARES"), and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares;

          (ii) all additional or substitute shares of capital stock or other equity interests of any class of any issuer from time to time issued to or otherwise acquired by any Loan Party in any manner in respect of Pledged Shares, the certificates representing such additional or substitute shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such additional or substitute shares; and

          (iii) to the extent not otherwise included in the foregoing, all cash and non-cash proceeds thereof.

          "SUBSIDIARY GUARANTORS" has the meaning set forth in the introductory paragraphs hereto.

          "SUPPORTING OBLIGATION" means a guaranty or other secondary obligation supporting, or any Lien securing, the payment or performance of one or more Instruments, Investment Property or other item of Collateral.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection, the


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effect of perfection or non-perfection or the priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          "US SUBSIDIARY" means with respect to any Person each Subsidiary of such Person which, at the time of determination, is incorporated in or organized under the law of the United States of America, any State thereof or the District of Columbia, and "US SUBSIDIARIES" means all of them, collectively.

          "US SUBSIDIARY GUARANTOR" means each Subsidiary Guarantor which, at the time of determination, is incorporated in or organized under the laws of the United States of America, any State thereof or the District of Columbia, and "US SUBSIDIARY GUARANTORS" means all of them, collectively.

          SECTION 1.04 Terms Generally. Terms defined in the introductory paragraphs hereof and the definitions in Section 1.03 shall apply equally to both the singular and plural forms of the terms defined. Wherever the context may require, any pronouns shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless otherwise stated herein or the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II

                             THE SECURITY INTERESTS

          SECTION 2.01 Grant of Security Interests. To secure the due and punctual payment of all Note Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each Loan Party and the other Loan Parties hereunder and under the other Note Documents, each Loan Party hereby grants to the Collateral Agent for the benefit of the Finance Parties a security interest in, and each Loan Party hereby pledges and collaterally assigns to the Collateral Agent for the benefit of the Finance Parties, all of such Loan Party's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located (all of which are herein collectively called the "COLLATERAL"):

          (i) Stock;

          (ii) Instruments;

          (iii) LLC Interests;


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
          (iv) Partnership Interests;

          (v) Investment Property (other than Investment Property maintained in any Excluded Securities Account (as defined in the Security Agreement);

          (vi) Financial Assets (other than Financial Assets maintained in any Excluded Securities Account (as defined in the Security Agreement); and

          (vii) all Proceeds of all or any of the Collateral described in clauses (i) through (vi) hereof;

provided, however, that the Collateral shall not include (v) cash or other distributions in respect of federal, state and/or local income taxes payable by any Loan Party or any direct or indirect equity holder of any Loan Party in respect of the income and profits of any limited liability company, partnership or other entity which is not a corporation for United States federal income tax purposes, (w) any Voting Stock owned by any Loan Party which constitutes Voting Stock issued by a Foreign Subsidiary of such Loan Party that is a corporation for United States Federal Income tax purposes, in each case if and to the extent that the inclusion of such Voting Stock in the Collateral would cause the Collateral pledged by such Loan Party hereunder or under any other Note Document to include in the aggregate more than 65% of the total combined voting power of all classes of Voting Stock of such Foreign Subsidiary, (x) Excluded Contracts,
(y) any Capital Stock owned by any Loan Party and issued by an entity that is not a Wholly Owned Subsidiary of such Loan Party to the extent (and only with respect to such portion of such Capital Stock that would be prohibited as referred to below) that any joint venture agreement, between or among any Loan Party and one or more third parties with respect to a Permitted Joint Venture, by the express terms of a valid and enforceable restriction in favor of such third parties prohibits, or requires any consent for, the granting of a security interest in such Capital Stock by such Loan Party, (z) any Capital Stock and other securities of InSight, any of its Subsidiaries or any of Holdings' Subsidiaries to the extent that the pledge of such Capital Stock or other securities to secure the Note Obligations would cause Holdings, such Subsidiary, or such Subsidiary of Holdings, as the case may be, to be required to file separate financial statements with the Securities and Exchange Commission pursuant to Rule 3-16 of Regulation S-X (as in effect from time to time) of the Securities and Exchange Commission, (aa) any Receivables and Related Assets and
(bb) any proceeds or products from any and all of the foregoing.

          Notwithstanding the foregoing, if granting or perfecting any Lien to secure the Note Obligations on any Collateral cannot be granted or perfected under applicable law, none of InSight or the Guarantors will be required to grant or perfect, as applicable, such Lien.

          SECTION 2.02 Security Interests Absolute. All rights of the Collateral Agent, all security interests hereunder and all obligations of each Loan Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Note Obligations, whether executed by such Loan Party, any other Loan Party or any other Person. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be released, discharged or otherwise affected or impaired by:

          (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any Loan Party under any Note Document or any other agreement or instrument evidencing or securing any Note Obligation, by operation of law or otherwise;

          (ii) any change in the manner, place, time or terms of payment of any Note Obligation or any other amendment, supplement or modification to any Note Document or any other agreement or instrument evidencing or securing any Note Obligation;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any Note Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Note Obligation or any release of any other obligor in respect of any Note Obligation;

          (iv) any change in the existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Note Obligation;

          (v) the existence of any claim, set-off or other right which any Loan Party may have at any time against any other Loan Party or any Finance Party or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against any Loan Party for any reason of any Note Document or any other agreement or instrument evidencing or securing any Note Obligation or any provision of applicable law or regulation purporting to prohibit the payment by any Loan Party of any Note Obligation;

          (vii) any failure by any Finance Party: (A) to file or enforce a claim against any Loan Party or its estate (in a bankruptcy or other proceeding);
     (B) to give notice of the existence, creation or incurrence by any Loan Party of any new or additional indebtedness or obligation under or with respect to the Note Obligations; (C) to commence any action against any Loan Party; (D) to disclose to any Loan Party any facts which such Finance Party may now or hereafter know with regard to any Loan Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Note Obligations;

          (viii) any direction as to application of payment by any Loan Party or any other Person;

          (ix) any subordination by any Finance Party of the payment of any Note Obligation to the payment of any other liability (whether matured or unmatured) of any Loan Party to its creditors;

          (x) any act or failure to act by the Collateral Agent or any other Finance Party under this Agreement or otherwise which may deprive any Loan Party of any right to subrogation, contribution or reimbursement against any other Loan Party or any right to recover full indemnity for any payments made by such Loan Party in respect of the Note Obligations; or

          (xi) any other act or omission to act or delay of any kind by any Loan Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Loan Party's obligations hereunder (other than final payment in full of the Note Obligations).

          Each Loan Party has irrevocably and unconditionally delivered this Agreement to the Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a pledge agreement similar to this Agreement or otherwise shall not discharge the obligations of any Loan Party hereunder.

          This Agreement shall remain fully enforceable against each Loan Party irrespective of any defenses that any other Loan Party may have or assert in respect of the Note Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Loan Party may assert the defense of final payment in full of the Note Obligations.

          SECTION 2.03 Continuing Liability of the Loan Parties. The Security Interests are granted as security only and shall not subject the Collateral Agent or any Finance Party to, or transfer or in any way affect or modify, any obligation or liability of any Loan Party with respect to any of the Collateral or any transaction in connection therewith.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          Each Loan Party represents and warrants that:

          SECTION 3.01 Title to Collateral. Such Loan Party is the legal, record and beneficial owner of, and has good and marketable title to, all of the Collateral pledged by it hereunder, free and clear of any Liens other than (i) Permitted Liens and (ii) Liens in respect of which such Loan Party has delivered UCC-3 termination statements or partial release financing statements to the Collateral Agent on the Issue Date. No Collateral is in the possession or control of any Person asserting any claim thereto or security interest therein, except that the Collateral Agent or its nominee, custodian or a Securities Intermediary acting on its behalf may have possession and/or control of Collateral as contemplated hereby and by the other Note Documents.

          SECTION 3.02 Validity, Perfection and Priority of Security Interests. The Security Interests constitute valid security interests under the UCC securing the Note Obligations. Upon Delivery of all Collateral to the Collateral Agent in accordance with the provisions hereof and when UCC-1 financing statements naming the Collateral Agent as secured party and containing a description of the Collateral in the form specified in Exhibit E to the

Security Agreement shall have been filed in the respective offices specified in
Schedule 4.01 to the Security Agreement, the Security Interests shall constitute perfected security interests in all right, title and interest of such Loan Party in the Collateral (subject to the requirements of Section 9-315 of the UCC with respect to any proceeds of Collateral and to the further requirement that additional steps may be necessary to perfect the Security Interests in dividends or other distributions in kind), in each case prior to all other Liens and rights of others therein except for Permitted Liens, and, to the extent control of such Collateral may be obtained pursuant to Article 8 and/or 9 of the UCC, the Collateral Agent will have control of the Collateral subject to no adverse claims of any other Person.

          SECTION 3.03 Collateral.

          (a) Schedules I, II, III and IV hereto (as such schedules may be amended, supplemented or modified from time to time by delivery of such amended, supplemented or modified Schedules to the Collateral Agent in compliance with this Agreement) set forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares, units or other equity interests) of such Loan Party in the Stock, LLC Interests and Partnership Interests issued by each of such Loan Party's direct Subsidiaries which are required to be included in the Collateral and pledged hereunder, (ii) all other Stock, LLC Interests and Partnership Interests directly owned by such Loan Party that are required to be included in the Collateral and pledged hereunder and (iii) the issuer, date and amount of all notes having a face value in excess of $500,000 directly owned or held by such Loan Party that are required to be included in the Collateral and pledged hereunder. Such Loan Party holds all such Collateral directly unless otherwise indicated on such Schedule (i.e., not through a Subsidiary, Securities Intermediary or any other Person).

          (b) All Collateral consisting of Pledged Shares, Pledged LLC Interests and Pledged Partnership Interests has been duly authorized and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights of any Person. Except as set forth on Schedules I, III and IV hereto, and, in the case of clause (i) below, except as excluded from the Collateral by the proviso to Section 2.01, (i) such Collateral constitutes 100% of the issued and outstanding shares of capital stock or other equity interests of the respective issuers thereof owned by the relevant Loan Party, (ii) no issuer of Collateral other than any Permitted Joint Venture has outstanding any security convertible into or exchangeable for any shares of its capital stock or other equity interests or any warrant, option, convertible security, instrument or other interest entitling the holder thereof to acquire any such shares or any security convertible into or exchangeable for such shares and (iii) there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of such shares of its capital stock (other than in respect of any Permitted Joint Venture). Except as otherwise permitted by the Note Documents, no Loan Party is now and or will become a party to or otherwise bound by any agreement, other than this Agreement and the Note Documents which restricts in any manner the rights of the Collateral Agent or any other present or future holder of any Collateral to transfer or otherwise dispose of Pledged Shares.

          SECTION 3.04 No Consents. No consent of any other Person (including, without limitation, any stockholder or creditor of such Loan Party or any of its Subsidiaries) and no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by the Loan Party in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of the rights and remedies of the Collateral Agent pursuant to this Agreement, except as may be required under the Collateral Agency Agreement or in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally or as described in Schedule 3.04 hereto.

                                   ARTICLE IV

                                    COVENANTS

          Each Loan Party covenants and agrees that until the payment in full of all Note Obligations (other than contingent indemnification obligations for which a claim has not been made), such Loan Party will comply with the following:

          SECTION 4.01 Delivery of Collateral. All Collateral shall be Delivered to and held by or on behalf of the Collateral Agent pursuant hereto; provided that so long as no Event of Default shall have occurred and be continuing, and except as required by any other Note Document, each Loan Party may retain any Collateral (i) consisting of Instruments (other than Pledged Notes and any additional or substitute promissory notes issued to or otherwise acquired by such Loan Party in respect of Pledged Notes) received by it in the ordinary course of business or (ii) which it is otherwise entitled to receive and retain pursuant to Section 5.01 hereof, and the Collateral Agent shall, promptly upon request of any Loan Party, make appropriate arrangements for making any Collateral consisting of an Instrument or a Certificated Security pledged by such Loan Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against a trust receipt or like document). All Collateral Delivered hereunder and shall be accompanied by any required transfer tax stamps. The Collateral Agent shall have the right at any time upon the request of the Directing Noteholders made during the continuance of and Event of Default, and upon notice to any Loan Party, to cause any or all of the Collateral to be transferred of record into the name of the Collateral Agent or its nominee.

          SECTION 4.02 Delivery of Perfection Certificate; Filing of Financing Statements and Delivery of Search Reports. On or prior to the Issue Date, such Loan Party shall deliver its Perfection Certificate to the Collateral Agent and shall cause all filings to have been delivered to the Collateral Agent for filing and recordings and other actions specified in Schedule 4.01 to the Security Agreement to have been completed as required by the Security Agreement. The information set forth in the Perfection Certificate is correct and complete in all material respects.

          SECTION 4.03 Further Assurances. Such Loan Party will, from time to time at its expense at the request of the Collateral Agent and in such manner and form as the Collateral Agent may require, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the

Security Interests or to enable the Collateral Agent and the Finance Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable law with respect to any of the Collateral. To the extent permitted by applicable law but without limiting such Loan Party's obligations to itself comply with the first sentence of this Section 4.04, such Loan Party hereby authorizes the Collateral Agent to execute and file, in the name of such Loan Party or otherwise and without the signature or other separate authorization or authentication of such Loan Party appearing thereon, such UCC financing statements or continuation statements as the Collateral Agent in its reasonably discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Such Loan Party agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Loan Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

          SECTION 4.04 Additional Collateral. Except as otherwise not prohibited by any other Note Document, such Loan Party will cause each issuer of the Collateral that is a Subsidiary of such Loan Party not to issue any stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments in addition to or in substitution for the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes issued by such issuer, except to a Loan Party, and, in the event that any issuer of Collateral at any time issues any additional or substitute stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments to a Loan Party, such Loan Party will (subject to the proviso to Section 2.01) immediately Deliver all such items to the Collateral Agent to hold as Collateral hereunder and will promptly thereafter deliver to the Collateral Agent such supplements to Schedules I through IV hereto as are necessary to cause such Schedules to be complete and accurate at such time and certifying that such Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes have been duly pledged with the Collateral Agent hereunder.

          SECTION 4.05 Information Regarding Collateral. Such Loan Party will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

                                    ARTICLE V

                       DISTRIBUTIONS ON COLLATERAL; VOTING

          SECTION 5.01 Right to Receive Distributions on Collateral; Voting.

          (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent has delivered a written notice to InSight stating its intent to exercise remedies under clauses (b) and (c) of this
Section 5.1:

               (i) Each Loan Party shall be entitled to exercise any and all voting, management, administration and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Note Documents; provided, however, that no Loan Party shall exercise or refrain from exercising any such right if such action would violate or be inconsistent with any of the terms of this Agreement or any other Note Document, or would have the effect of impairing the position or interests of the Collateral Agent or any other Finance Party hereunder or thereunder.

               (ii) Each Loan Party shall be entitled to receive and retain any and all dividends, interest, distributions, cash, instruments and other payments and distributions made upon or in respect of the Collateral; provided, however, that (other than, for the avoidance of doubt, any dividends, interest, distributions, cash, instruments and other payments and distributions made upon, consisting of or in respect of Receivables or Related Assets) any and all:

                    (A) dividends, interest and other payments and distributions paid or payable other than in cash in respect of, and instruments and other property other than in cash received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral;

                    (B) dividends and other payments and distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus;

                    (C) additional stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments or property paid or distributed in respect of any Pledged Shares, Pledged LLC Interests or Pledged Partnership Interests by way of share-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement;

                    (D) all other or additional stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of shares, conveyance of assets, liquidation or similar reorganization; and

                    (E) cash paid, payable or otherwise distributed in respect of principal of, in redemption of, or in exchange for, any Collateral;

shall be forthwith (i) Delivered to the Collateral Agent or its nominee or custodian to hold as Collateral hereunder or (ii) in the case of any amount referred to in the proviso of this Section 5.01(a)(ii) paid or distributed in cash, forthwith deposited in a Deposit Account maintained with the Collateral Agent or with respect to which an effective Account Control Agreement as contemplated by Section 4.13 of the Security Agreement has been delivered to the Collateral Agent and shall, if received by any Loan Party, be received in trust for the benefit of the Collateral Agent and the Finance Parties, be segregated from the other property or funds of such Loan Party and be forthwith Delivered, in the same form as so received, to the Collateral Agent or its nominee or custodian to hold as Collateral or deposited in a Deposit Account as contemplated by clause (ii) above.

               (iii) The Collateral Agent shall, upon receiving a written request from any Loan Party accompanied by a certificate signed by an authorized officer of such Loan Party stating that no Event of Default has occurred and is continuing, execute and deliver (or cause to be executed and delivered) to such Loan Party or as specified in such request all proxies, powers of attorney, consents, ratifications and waivers and other instruments as such Loan Party may reasonably request for the purpose of enabling such Loan Party to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, interest, distributions, cash, instruments or other payments or distributions which it is authorized to receive and retain pursuant to paragraph (ii) above in respect of any of the Collateral which is registered in the name of the Collateral Agent or its nominee.

          (b) Upon the occurrence and during the continuance of an Event of Default and following written notice from the Collateral Agent to InSight stating its intent to exercise remedies under clauses (b) and (c) of this
Section 5.01:

               (i) All rights of each Loan Party to receive the dividends, interest, distributions, cash, instruments and other payments and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) above shall cease (other than, for the avoidance of doubt, the rights of each Loan Party to receive any dividends, interest, distributions, cash, instruments and other payments and distributions made upon, consisting of or relating to Receivables or Related Assets), and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, interest, distributions, cash, instruments and other payments and distributions; provided that all cash dividends and other cash distributions in respect of federal, state and/or local income taxes payable by any Loan Party or any direct or indirect equity holder of any Loan Party in respect of income and profits of any limited liability company, partnership or other entity which is not a corporation for United States federal income tax purposes shall be paid to the respective Loan Party free and clear of any Liens created hereby regardless of whether an Event of Default shall have occurred and be continuing.

               (ii) All dividends, interest, distributions, cash, instruments and other payments and distributions which are received by any Loan Party contrary to the provisions of paragraph (i) of this Section 5.01(b) shall be received in trust for the benefit of the Collateral Agent and the Finance Parties, shall be segregated from other property or funds of such Loan Party and shall be forthwith Delivered, in the same form as so received to the Collateral Agent or its nominee or custodian to hold as Collateral.

          (c) Upon the occurrence and during the continuance of an Event of Default and following written notice from the Collateral Agent to InSight stating its intent to exercise remedies under clauses (b) and (c) of this
Section 5.01, all rights of such Loan Party to exercise the voting, management, administration and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) above shall cease, all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights, and such Loan Party shall take all actions as may be necessary or appropriate to effect such right of the Collateral Agent.

                                   ARTICLE VI

                           GENERAL AUTHORITY; REMEDIES

          SECTION 6.01 General Authority. Each Loan Party hereby irrevocably appoints the Collateral Agent and any officer or agent thereof as its true and lawful attorney-in-fact, with full power of substitution, in the name of such Loan Party, the Collateral Agent, the Finance Parties or otherwise, for the sole use and benefit of the Collateral Agent and the Finance Parties, but at such Loan Party's expense, to the extent permitted by law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Note Obligations (excluding contingent indemnification obligations) are paid in full:

          (i) to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

          (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by such Loan Party as, or in connection with, the Collateral;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and to otherwise demand, sue for, collect, receive and give acquittance for any and all monies due on or by virtue of any Collateral;

          (iv) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

          (v) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof;

          (vi) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto;

          (vii) subject to the giving of notice to the relevant Loan Party in accordance with Section 5.01(a) hereof, to vote all or any part of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral; and

          (viii) to do, at its option, but at the expense of such Loan Party, at any time or from time to time, all acts and things which the Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

          SECTION 6.02 Remedies upon Event of Default.

          (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Note Obligations: (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of law) to or upon any Loan Party or any other Person (all of which demands and/or notices are hereby waived by each Loan Party), (A) apply all cash, if any, then held by it as Collateral as specified in Section 6.07 hereof and (B) if there shall be no such cash or if such cash shall be insufficient to pay all the Note Obligations in full or cannot be so applied for any reason or if the Collateral Agent determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale or at broker's board or on any securities exchange, at any office of the Collateral Agent or elsewhere in such manner as is commercially reasonable and as the Collateral Agent may deem best, for cash, on credit or for future delivery without assumption of any credit risk and at such price or prices as the Collateral Agent may deem satisfactory.

          (b) The Collateral Agent shall give each Loan Party not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale, (iii) in the case of a private sale, state the day after which such sale may be consummated, (iv) contain the information specified in Section 9-613 of the UCC, (v) be authenticated and (vi) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. The Collateral Agent and each Loan Party agree that such notice constitutes reasonable notification within the meaning of Section 9-611 of the UCC. Except as otherwise provided herein, each Loan Party hereby waives, to the extent permitted by applicable law, notice and judicial hearing in connection with the Collateral Agent's taking possession or disposition of any of the Collateral.

          (c) The Collateral Agent or any Finance Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Loan Party will execute and deliver such documents and take such other action as the Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary bankers hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in such parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

          SECTION 6.03 Securities Act. In view of the position of the Loan Parties in relation to the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Collateral permitted hereunder. Each Loan Party understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Without limiting the generality of the foregoing, the provisions of this Section 6.03 would apply if, for example, the Collateral Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if the Collateral Agent placed all or any part of the Collateral privately with a purchaser or purchasers.

          SECTION 6.04 Other Rights of the Collateral Agent.

          (a) The Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to Section 6.02, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in addition institute and maintain such suits and proceedings as the Collateral Agent may deem appropriate to protect and enforce the rights vested in the Collateral Agent by this Agreement.

          (b) The Collateral Agent shall, to the extent permitted by applicable law, without notice to any Loan Party or any party claiming through any Loan Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Note Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Finance Parties, and each Loan Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

          SECTION 6.05 Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, neither the Collateral Agent nor any Finance Party shall have any duty to exercise any rights or take any steps to preserve the rights of any Loan Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Each Loan Party agrees that the Collateral Agent shall at no time be required to, nor shall the Collateral Agent be liable to any Loan Party for any failure to, account separately to any Loan Party for amounts received or applied by the Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be (and in so doing shall be deemed to have exercised reasonable care in respect thereof) to accord the Collateral treatment substantially equal to that which the Collateral Agent accords its own property, and (i) shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent in good faith or (ii) shall not have any duty or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters.

          SECTION 6.06 Waiver and Estoppel.

          (a) Each Loan Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

          (b) Each Loan Party waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Agreement and any action taken by the Collateral Agent with respect to the Collateral.

          SECTION 6.07 Application of Proceeds.

          (a) Priority of Distributions. The proceeds of any sale of, or other realization upon, all or any part of the Collateral (including any proceeds received and held pursuant to Section 5.01) and any cash held by the Collateral Agent or its nominee or custodian hereunder shall be applied as provided in Section 4.06 of the Collateral Agency Agreement. The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          (b) Deficiencies. It is understood that the Loan Parties shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Note Obligations.

                                   ARTICLE VII

                              THE COLLATERAL AGENT

          SECTION 7.01 Concerning the Collateral Agent. The provisions of
Article VI of the Collateral Agency Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon all Loan Parties and all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

               (i) The Collateral Agent is authorized to take all such actions as are provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein or as to any matters which permit but do not require action by the Collateral Agent (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Directing Noteholders as contemplated by the Collateral Agency Agreement or, in the absence of such instructions, subject to the terms of the Collateral Agency Agreement, in accordance with its discretion.

               (ii) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any Note Document by any Loan Party.

          SECTION 7.02 Appointment of Co-Collateral Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may, in consultation with InSight and, unless an Event of Default shall have occurred and be continuing, with its consent (not to be unreasonably withheld or delayed), appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 7.01 above). Notwithstanding any such appointment but only to the extent not inconsistent with such legal requirements or, in the reasonable judgment of the Collateral Agent, not unduly burdensome to it or any such co-agent, each Loan Party shall be entitled to deal solely and directly with the Collateral Agent rather than any such co-agent in connection with the Collateral Agent's rights and obligations under this Agreement.

          SECTION 7.03 Appointment of Sub-Agents. The Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes, which may be held (in the discretion of the Collateral Agent) in the name of the relevant Loan Party, endorsed or assigned in blank or in favor of the Collateral Agent or any nominee or custodian of the Collateral Agent or a sub-agent appointed by the Collateral Agent.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01 Notices.

          (a) Unless otherwise specified herein, all notices, requests or other communications to any party hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered to the address or facsimile number: (i) in the case of Holdings, InSight, any Subsidiary Guarantor or any Noteholder or the Trustee, as set forth in Section 13.02 of the Indenture, (ii) in the case of the Collateral Agent, as set forth on the signature pages hereof, or (iii) in the case of any party, to such other address, facsimile number or electronic mail address as such party shall hereafter specify for the purpose of communications hereunder by notice to the other parties hereto. Each such notice, request or other communication shall be effective upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the intended recipient, (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid and (C) if delivered by facsimile, when sent and receipt has been confirmed electronically. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

          (b) This Agreement may be transmitted and/or signed by facsimile and, if so transmitted or signed shall, subject to requirements of Law, have the same force and effect as a manually-signed original and shall be binding on all Loan Parties, the Collateral Agent and the Finance Parties. The Collateral Agent may also require that this Agreement be confirmed by a manually-signed original hereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          SECTION 8.02 No Waivers; Non-Exclusive Remedies. No failure or delay on the part of the Collateral Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Note Document or any other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Note Documents are cumulative and are not exclusive of any other remedies provided by law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Loan Party other than its indebtedness under the Note Documents. Each Loan Party agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note Obligation, whether or not acquired pursuant to the terms of any applicable Note Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Loan Party in the amount of such participation.

          SECTION 8.03 Compensation and Expenses of the Collateral Agent; Indemnification.

          (a) Expenses. The Loan Parties, jointly and severally, agree to pay
(i) all reasonable out-of-pocket expenses of the Collateral Agent, including fees and disbursements of special and local counsel for the Collateral Agent, in connection with the preparation and administration of this Agreement or any document or agreement contemplated hereby, any waiver or consent hereunder or any amendment hereof or any Default or Event of Default or alleged Default or Event of Default, and (ii) all taxes which the Collateral Agent or any other Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof.

          (b) Protection of Collateral. If any Loan Party fails to comply with the provisions of any Note Document, such that the value of any material portion of Collateral or the validity, perfection, rank or value of any Security Interest is thereby materially diminished or potentially materially diminished, after notice to such Loan Party (unless in the reasonable judgment of the Collateral Agent, notice is impractical) the Collateral Agent if requested by the Directing Noteholders may, but shall not be required to, effect such compliance on behalf of such Loan Party, and the Loan Parties shall reimburse the Collateral Agent for the costs thereof on demand. Any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals of the Collateral, or in respect of the sale or other disposition thereof shall be borne and paid by the Loan Parties. If any Loan Party fails to promptly pay any portion thereof when due, the Collateral Agent may, at its option, but shall not be required to, pay the same and charge the Loan Parties' account therefor, and the Loan Parties agree to reimburse the Collateral Agent therefor on demand. All sums so paid or incurred by the Collateral Agent for any of the foregoing and any and all other sums for which any Loan Party may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any Noteholder in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon from demand and until paid at the rate applicable to interest at the highest rate applicable under the Note Documents in respect of overdue obligations, be additional Note Obligations hereunder.

          (c) Indemnification. Each Loan Party agrees to indemnify the Collateral Agent, each other Finance Party and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact and their respective successors and assigns (each, an "INDEMNITEE" and, collectively, "INDEMNITEES") and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any other Collateral Document or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder, or in any way relating to or arising out of the ownership, purchasing, delivery, control, acceptance, financing, possession, sale, return or other disposition of the Collateral, the violation of the laws of any country, state or other governmental body or unit, or any tort or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order. Each Loan Party agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Loan Party shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to notify the Loan Parties of any such assertion of which such Indemnitee has knowledge.

          (d) Contribution. If and to the extent that the obligations of any Loan Party under this Section 8.03 are unenforceable for any reason, each Loan Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (e) Obligations; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Note Obligations. The indemnity obligations of the Loan Parties contained in this
Section 8.03 shall continue in full force and effect notwithstanding the full payment of all Note Obligations and notwithstanding the discharge thereof.

          SECTION 8.04 Enforcement. The Finance Parties agree that this Agreement may be enforced only by the action of the Collateral Agent, acting upon the instructions of the Directing Noteholders, if so required under the Collateral Agency Agreement, and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Finance Parties upon the terms of this Agreement and the Collateral Agency Agreement.

          SECTION 8.05 Amendments and Waivers. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each Loan Party affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any Loan Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any Loan Party other than the Loan Party so added or released and it being further understood and agreed that any supplement to Schedules I, II, III and IV hereto shall not require the consent of any Loan Party) and by the Collateral Agent (with the consent of the Directing Noteholders or the Trustee, as the case may be, to the extent required by the Collateral Agency Agreement).

          SECTION 8.06 Successors and Assigns. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Note Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No Loan Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of all of the Finance Parties.

          SECTION 8.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTIONS OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTIONS.

          SECTION 8.08 Limitation of Law; Severability.

          (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          SECTION 8.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Loan Party when the Collateral Agent shall receive counterparts hereof executed by itself and such Loan Party.

          SECTION 8.10 Additional Loan Parties. It is understood and agreed that any Subsidiary of InSight that is required by any Note Document to execute a counterpart of this Agreement after the date hereof shall automatically become a Loan Party hereunder with the same force and effect as if originally named as a Loan Party hereunder by executing an instrument of accession or joinder substantially in the form of Exhibit F to the Security Agreement and delivering the same to the Collateral Agent. Concurrently with the execution and delivery of such instrument of accession or joinder, such Subsidiary shall take all such actions and deliver to the Collateral Agent all such documents and agreements as such Subsidiary would have been required to deliver to the Collateral Agent on or prior to the date of this Agreement had such Subsidiary been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, an opinion of counsel to the extent required under the Indenture and supplements to Schedules I, II, III and IV hereto and to Schedule 4.01 of the Security Agreement (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the accession or joinder of such Subsidiary, each of Schedules I, II, III and IV hereto and Schedule 4.01 to the Security Agreement is true, complete and correct in all material respects with respect to such Subsidiary as of the effective date of such accession or joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

          SECTION 8.11 Termination; Release of Loan Parties.

          (a) Termination. Upon the full payment and performance of all Note Obligations (other than contingent indemnification obligations), the Security Interests shall terminate and all rights to the Collateral shall revert to the Loan Parties. In addition, at any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral or subordinate its Security Interests therein to Liens in favor of certain third parties with the prior written consent of the Directing Noteholders or as provided in Article V of the Collateral Agency Agreement. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, upon request by and at the expense of any Loan Party (and, in the case of a release of Collateral, upon receipt of a written certification of a Responsible Officer of InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the Collateral Agent or the other Finance Parties. The Collateral Agent shall have no liability whatsoever to any other Finance Party as a result of any release of Collateral by it as permitted by this Section 8.11. Upon any release of Collateral pursuant to this Section 8.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof. Upon satisfaction and discharge of the Indenture as provided in Article 12 of the Indenture, or legal defeasance or covenant defeasance of the Indenture as provided in Article 8 of the Indenture, the Note Obligations under the Note Documents shall be deemed to be paid in full for purposes of Section 8.04, 8.05 and this Section 8.11(a).

          (b) Release of Loan Parties. If any part of the Collateral (x) is taken by eminent domain, condemnation or other similar circumstances or (y) is sold, transferred, otherwise disposed of or liquidated in compliance with the requirements of the Note Documents (or such sale, transfer, other disposition or liquidation has been approved in writing by the Directing Noteholders), then in each such case, such Collateral shall be automatically released from the Security Interests created hereby and the Collateral Agent, at the request and expense of the relevant Loan Party, will (upon receipt of a written certification of a Responsible Officer of

InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) assign, transfer and deliver to such Loan Party (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so taken, sold, transferred, disposed of or liquidated as may be in the possession or control of the Collateral Agent and has not theretofore been released pursuant to this Agreement and deliver to the applicable Loan Party all documents and other releases reasonably requested by such Loan Party (including UCC termination statements) to evidence the release of such Collateral from the Security Interests. Further, upon the release of a Guarantor from its obligations under all guaranties of the Note Obligations in accordance with the provisions thereof and the other Note Documents, such Guarantor (and the Collateral assigned by such Guarantor pursuant hereto) shall be automatically released from this Agreement and the Collateral Agent will, upon request by and at the expense of such Guarantor, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of such Guarantor and such Collateral.

          (c) Other Releases. If property that constitutes either (A) all or substantially all of the Collateral securing Note Obligations or (B) less than all or substantially all of the Collateral securing Note Obligations is released with the consent of the Directing Noteholders in accordance with the Collateral Agency Agreement, then in each such case, the Collateral Agent, at the request and expense of such Loan Party, will (upon receipt of a written certification of a Responsible Officer of InSight that the Trustee has received all documents, if any, required by the Trust Indenture Act and the Indenture) duly release from the security interest created hereby and assign, transfer and deliver to such Loan Party (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so released as may be in the possession or control of the Collateral Agent and has not theretofore been released pursuant to this Agreement, and execute and deliver to such Loan Party such documents and instruments (including UCC termination statements) as such Loan Party may reasonably request to evidence the release of such Collateral. In addition, if any Capital Stock or other securities shall, after the Issue Date, meet the criteria of any of clauses (w), (x) or (y) of the proviso of Section 2. 01, such Capital Stock or other securities shall automatically be deemed to be released from the Collateral and the Lien of this Agreement and the Collateral Agent shall promptly after receipt of an Officer's Certificate deliver such Capital Stock or other securities then in its possession to the applicable Loan Party together with such releases and other documents as may be reasonably requested by such Loan Party.

          SECTION 8.12 Entire Agreement. This Agreement and the other Collateral Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LOAN PARTIES:                           INSIGHT HEALTH SERVICES CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        INSIGHT HEALTH SERVICES HOLDINGS CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        WILKES-BARRE IMAGING, L.L.C.

                                        By: InSight Health Corp., as the sole
                                            member and sole manager


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MRI ASSOCIATES, L.P.

                                        By: InSight Health Corp., as the general
                                            partner


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                               SIGNATURE PAGE - 1

                                        VALENCIA MRI, LLC
                                        ORANGE COUNTY REGIONAL PET CENTER -
                                        IRVINE, LLC
                                        SAN FERNANDO VALLEY REGIONAL PET
                                        CENTER, LLC

                                        By: InSight Health Corp., as the sole
                                            member


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        PARKWAY IMAGING CENTER, LLC


                                        By: /s/ Marilyn U. MacNiven-Young
                                            ------------------------------------
                                        Name: Marilyn U. MacNiven-Young
                                        Title: Manager


                               SIGNATURE PAGE - 2

                                        INSIGHT HEALTH CORP.
                                        OPEN MRI, INC.
                                        MAXUM HEALTH CORP.
                                        RADIOSURGERY CENTERS, INC.
                                        MAXUM HEALTH SERVICES CORP.
                                        DIAGNOSTIC SOLUTIONS CORP.
                                        MAXUM HEALTH SERVICES OF NORTH TEXAS,
                                        INC.
                                        MAXUM HEALTH SERVICES OF DALLAS, INC.
                                        NDDC, INC.
                                        SIGNAL MEDICAL SERVICES, INC.
                                        INSIGHT IMAGING SERVICES CORP.
                                        COMPREHENSIVE MEDICAL IMAGING, INC.
                                        COMPREHENSIVE MEDICAL IMAGING CENTERS,
                                        INC.
                                        COMPREHENSIVE MEDICAL IMAGING -
                                        BILTMORE, INC.
                                        COMPREHENSIVE OPEN MRI-EAST MESA, INC.
                                        TME ARIZONA, INC.
                                        COMPREHENSIVE MEDICAL IMAGING -FREMONT,
                                        INC.
                                        COMPREHENSIVE MEDICAL IMAGING-SAN
                                        FRANCISCO, INC.
                                        COMPREHENSIVE OPEN MRI-GARLAND, INC.
                                        IMI OF ARLINGTON, INC.
                                        COMPREHENSIVE MEDICAL IMAGING-
                                        FAIRFAX, INC.
                                        IMI OF KANSAS CITY, INC.
                                        COMPREHENSIVE MEDICAL IMAGING -
                                        BAKERSFIELD, INC.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                               SIGNATURE PAGE - 3

                                        MAXUM HEALTH SERVICES CORP.


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        By: /s/ Marilyn U. MacNiven-Young
                                            ------------------------------------
                                        Name: Marilyn U. MacNiven-Young
                                        Title: Executive Vice President,
                                               General Counsel and Secretary


                                        COMPREHENSIVE OPEN MRI-
                                        CARMICHAEL/FOLSOM, LLC
                                        SYNCOR DIAGNOSTICS SACRAMENTO, LLC
                                        SYNCOR DIAGNOSTICS BAKERSFIELD, LLC

                                        By: Comprehensive Medical Imaging, Inc.
                                            and Comprehensive Medical Imaging
                                            Centers, Inc., as the members


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        PHOENIX REGIONAL PET CENTER-THUNDERBIRD,
                                        LLC

                                        By: Comprehensive Medical Imaging
                                            Centers, Inc., as the sole member


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        MESA MRI
                                        MOUNTAIN VIEW MRI
                                        LOS GATOS IMAGING CENTER
                                        WOODBRIDGE MRI
                                        JEFFERSON MRI-BALA
                                        JEFFERSON MRI

                                        By: Comprehensive Medical Imaging, Inc.
                                            and Comprehensive Medical Imaging
                                            Centers, Inc., as the members


                                        By: /s/ Mitch C. Hill
                                            ------------------------------------
                                        Name: Mitch C. Hill
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                               SIGNATURE PAGE - 4

COLLATERAL AGENT:                       U.S. BANK NATIONAL ASSOCIATION,
                                           as Collateral Agent


                                        By: /s/ Jean Clarke
                                            ------------------------------------
                                        Name: Jean Clarke
                                        Title: Assistant Vice President

                                        Attention:
                                                   -----------------------------
                                        Telephone: 212-361-6173
                                        Telecopier: 212-361-6153


                               SIGNATURE PAGE - 5

                                                                       EXHIBIT A
                                                                              to
                                                                PLEDGE AGREEMENT

                        FORM OF ISSUER CONTROL AGREEMENT

          CONTROL AGREEMENT dated as of [As of DATE] among [LOAN PARTY NAME], [COLLATERAL AGENT NAME], as Collateral Agent, and [ISSUER NAME].

          [Loan Party Name], [Loan Party Description] (together with its successors and permitted assigns, the "LOAN PARTY"), and [Collateral Agent Name], as Collateral Agent (together with its successor or successors in such capacity, the "COLLATERAL AGENT"), propose to enter into a Pledge Agreement dated as of September 22, 2005 (as the same may be amended, supplemented or modified from time to time, the "PLEDGE AGREEMENT"), under which the Loan Party will pledge to the Collateral Agent, and will grant a security interest in favor of the Collateral Agent in, all right, title and interest of the Loan Party in, to and under any and all (i) Uncertificated Securities (as defined in the Pledge Agreement), (ii) Partnership Interests (as defined in the Pledge Agreement) and
(iii) LLC Interests (as defined in the Pledge Agreement), in each case issued from time to time by [Issuer Name], [Issuer Description] (together with its successors, the "ISSUER"), whether now existing or hereafter from time to time acquired by the Loan Party (all of such Uncertificated Securities, Partnership Interests and LLC Interests being herein collectively referred to as the "PLEDGED INTERESTS") to secure the payment and performance of the Note Obligations (as defined in the Pledge Agreement). Capitalized terms defined or otherwise used in the Pledge Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          The Loan Party desires that the Issuer enter into this Agreement to perfect the security interest of the Collateral Agent in the Pledged Interests, to vest in the Collateral Agent control of the Pledged Interests and to provide for the rights of the parties under this Control Agreement.

          Accordingly, the parties hereto agree as follows:

          1. Control by the Collateral Agent. The Loan Party hereby irrevocably agrees that, for so long as this Control Agreement remains in effect, the Collateral Agent shall have exclusive control of the Pledged Interests. In furtherance of such agreement, the Loan Party hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, (i) to comply with any and all instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by the Collateral Agent regarding any or all of the Pledged Interests without further consent by the Loan Party or any other Person, and (ii) subject to the provisions of Section 2 of this Control Agreement, (A) not to comply with any instructions regarding any or all of the Pledged Interests originated by any Person other than the Collateral Agent or a court of competent jurisdiction and
(B) to distribute as instructed by the Collateral Agent all interest, redemptions, distributions, dividends and other payments from time to time paid with respect to any Pledged Interests (other than, for the avoidance of doubt, any interest, redemptions, distributions, dividends and other payments made on, consisting of or relating to Receivables or

Related Assets). In the case of any conflict between any instruction originated by the Collateral Agent and any instruction originated by any other Person, the Issuer shall comply only with the instruction originated by the Collateral Agent.

          2. Maintenance of Pledged Interests. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions and entitlement orders as agreed in Section 1 hereof, the Issuer agrees follows:

               (a) Subject to the rights of the Loan Party described herein, the Issuer agrees that, from and after the date hereof, the Pledged Interests shall be under the exclusive dominion and control of the Collateral Agent.

               (b) Upon notice by the Collateral Agent during the continuance of an Event of Default, the Issuer shall notify the Loan Party that the Pledged Interests are subject to the sole control of the Collateral Agent and, thereafter, the Issuer will not accept any direction or instructions with respect to the Pledged Interests from any Person other than the Collateral Agent, unless otherwise ordered by a court of competent jurisdiction.

               (c) Until such time as the Issuer receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may exercise all voting and other rights pertaining to the Pledged Interests.

               (d) Until such time as the Issuer receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Issuer with respect to the distribution of interest, redemptions, distributions, dividends and other payments on Pledged Interests.

               (e) To the extent requested by the Collateral Agent, all material notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Loan Party by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at the following address:

                        [COLLATERAL AGENT NOTICE ADDRESS]

          3. No Liability of Issuer. This Control Agreement shall not subject the Issuer to any obligation or liability except as expressly set forth herein. In particular, the Issuer need not investigate whether the Collateral Agent is entitled under the Pledge Agreement or otherwise to give an instruction or notice of sole control.

          4. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants that:

               (a) Except for the claims and interests of the Collateral Agent and the Loan Party in the Pledged Interests, the Issuer does not know of any claim to, or interest in, any Pledged Interests. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) other than a Permitted Lien against any Pledged Interest, the Issuer will promptly following its knowledge thereof notify the Collateral Agent and the Loan Party thereof.

               (b) There are no other agreements entered into between the Issuer and the Loan Party with respect to the Pledged Interests, and the Issuer has not entered into, and until the termination of this Control Agreement will not enter into, any agreement with any other Person relating to the Pledged Interests, in each case pursuant to which it has agreed or will agree to comply with instructions originated by such other Person.

               (c) This Control Agreement constitutes a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

               (d) The pledge by the Loan Party of, and the granting by the Loan Party of a security interest in, the Pledged Interests to the Collateral Agent does not violate the charter, by-laws, partnership agreement, operating agreement or any other agreement governing the Issuer or the Pledged Interests.

               (e) The Pledged Interests are fully-paid and nonassessable.

          5. Notices. All notices, requests or other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:

          (i) in the case of the Collateral Agent, at:

                    [Collateral Agent Notice Address];

          (ii) in the case of the Loan Party, at:

                    [Loan Party Notice Address]; and

          (iii) in the case of the Issuer, at:

                    [Issuer Notice Address].

Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this paragraph and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this paragraph and confirmation of receipt is received, (iii) if given by mail, 48 hours after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid or (iv) if given by other means, when delivered at the address specified in this paragraph. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this paragraph.

          6. Conflict with Other Agreements. In the event of any conflict between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.

          7. Amendments and Waivers. Any provision of this Control Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment, change, discharge, termination or waiver is in writing and is signed by the Collateral Agent, the Issuer and the Loan Party.

          8. Successors and Assigns. This Control Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the other Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Note Obligations, the rights hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such indebtedness.

          9. Governing Law. This Control Agreement shall be governed by and construed in accordance with the Laws of the State of New York.

          10. Severability.

               (a) All rights, remedies and powers provided in this Control Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Control Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Control Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          11. Counterparts; Effectiveness. This Control Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Control Agreement shall become effective when the Collateral Agent shall have received counterparts hereof executed by itself, the Issuer and the Loan Parties.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTY:                             [LOAN PARTY NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ISSUER:                                 [ISSUER NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [COLLATERAL AGENT NAME],
                                        as Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT B
                                                                              to
                                                                PLEDGE AGREEMENT

                            ACCOUNT CONTROL AGREEMENT

          ACCOUNT CONTROL AGREEMENT dated as of [As of Date] among [LOAN PARTY NAME], [COLLATERAL AGENT NAME], as Collateral Agent, and [SECURITIES INTERMEDIARY NAME].

          [Loan Party Name], [Loan Party Description] (together with its successors and permitted assigns, the "LOAN PARTY"), and [Collateral Agent Name], as Collateral Agent (together with its successor or successors in such capacity, the "COLLATERAL AGENT"), propose to enter into a Pledge Agreement dated as of September 22, 2005 (as the same may be amended, supplemented or modified from time to time, the "PLEDGE AGREEMENT"), under which the Loan Party will pledge to the Collateral Agent, and will grant a security interest in favor of the Collateral Agent in, all right, title and interest of the Loan Party in, to and under (i) securities account number [Account Number] (the "ACCOUNT") maintained by [Securities Intermediary Name], [Securities Intermediary Description] (together with its successors and assigns, the "SECURITIES INTERMEDIARY"), for the Loan Party, together with (ii) any and all (A) Security Entitlements (as defined in the Pledge Agreement), (B) Investment Property (as defined in the Pledge Agreement) and (C) other Financial Assets (as defined in the Pledge Agreement), in each case from time to time deposited in or credited to the Account (the Account and all of such Security Entitlements, Investment Property and Financial Assets being herein collectively referred to as the "PLEDGED INTERESTS") to secure the payment and performance of the Note Obligations (as defined in the Pledge Agreement). Capitalized terms defined or otherwise used in the Pledge Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          The Loan Party desires that the Securities Intermediary enter into this Account Control Agreement to perfect the security interest of the Collateral Agent in the Pledged Interests, to vest in the Collateral Agent control of the Pledged Interests and to provide for the rights of the parties under this Account Control Agreement.

          Accordingly, the parties hereto agree as follows:

          1. Control by the Collateral Agent. The Loan Party hereby irrevocably agrees that, for so long as this Account Control Agreement remains in effect, the Collateral Agent shall have control of the Account and all Pledged Interests deposited therein or credited thereto. In furtherance of such agreement, the Loan Party hereby irrevocably authorizes and directs the Securities Intermediary, and the Securities Intermediary hereby agrees, (i) to comply with any and all instructions (within the meaning of Section 8-102(a)(12) of the UCC) and entitlement orders (within the meaning of Section 8-102(a)(8) of the UCC) originated by the Collateral Agent regarding any or all of the Pledged Interests without further consent by the Loan Party or any other Person, and (ii) subject to the provisions of Section 2 of this Account Control Agreement, (A) not to comply with any instructions or entitlement orders regarding any or all of the Pledged Interests originated by any Person other than the Loan Party, Collateral Agent or a court of competent jurisdiction and (B) to deposit or retain in the Account, or to distribute as otherwise instructed by the Collateral Agent, all interest, redemptions, distributions, dividends and other payments from time to time received or paid with respect to any Pledged Interests deposited in or credited to the Account. In the case of any conflict between any instruction or entitlement order originated by the Collateral Agent and any instruction or entitlement order originated by any other Person, the Securities Intermediary shall comply only with the instruction or entitlement order originated by the Collateral Agent.

          2. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor instructions and entitlement orders as agreed in Section 1 hereof, the Securities Intermediary agrees to maintain the Account as follows:

               (a) Maintenance of Account Generally. Subject to the rights of the Loan Party described herein, the Securities Intermediary agrees that, from and after the date hereof, the Account shall be under the dominion and control of the Collateral Agent and all Financial Assets of the Loan Party, whether or not deposited in or credited to the Account, shall be held by the Securities Intermediary solely for the benefit of the Collateral Agent. The Securities Intermediary shall follow its usual operational procedures for the handling of any Financial Assets or other property of the Loan Party received in the Account and shall maintain a record of all Financial Assets or other property received in the Account.

               (b) Notice of Sole Control. Upon notice by the Collateral Agent, the Securities Intermediary shall notify the Loan Party that the Account is subject to the sole control of the Collateral Agent and, thereafter, the Securities Intermediary will not accept any direction, instructions or entitlement orders with respect to the Account or the Pledged Interests on deposit therein or credited thereto from any Person other than the Collateral Agent, unless otherwise ordered by a court of competent jurisdiction.

               (c) Registration of Securities, Etc. All Securities or other property underlying any Financial Assets deposited in or credited to the Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another Securities Account or Securities Accounts maintained in the name of the Securities Intermediary, and in no case will any Financial Asset deposited in or credited to the Account be registered in the name of the Loan Party, payable to the order of the Loan Party or specially indorsed to the Loan Party, except to the extent the foregoing have been specially indorsed by the Loan Party to the Securities Intermediary or in blank.

               (d) Voting Rights. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the voting of any Pledged Interests deposited in or credited to the Account.

               (e) Permitted Investments. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the selection of Investments to be made in the Account.

               (f) Interest and Dividends. Until such time as the Securities Intermediary receives a notice of sole control delivered by the Collateral Agent in accordance with Section 2(b) above, the Loan Party may direct the Securities Intermediary with respect to the retention and/or distribution of interest, redemptions, distributions, dividends and other payments on Pledged Interests deposited in or credited to the Account.

               (g) Statements and Confirmations. Copies of all notices, statements of accounts, reports, confirmations, prospectuses, financial statements and other communications concerning the Account and/or any Pledged Interests deposited therein or credited thereto shall be sent by the Securities Intermediary to each of the Loan Party and the Collateral Agent at their respective addresses referred to in Section 7 below.

               (h) Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxation authorities under the name and taxpayer identification number of the Loan Party.

          3. Financial Assets Election. The Securities Intermediary and each other party hereto hereby agrees that each item of property (whether Investment Property, Financial Asset, Security, Instrument or cash) deposited in or credited to the Account shall constitute a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          4. No Liability of Securities Intermediary. This Account Control Agreement shall not subject the Securities Intermediary to any obligation or liability except as expressly set forth herein. In particular, the Securities Intermediary need not investigate whether the Collateral Agent is entitled under the Pledge Agreement or otherwise to give an entitlement order, instructions or notice of sole control.

          5. Subordination of Lien; Waiver of Set-Off. If the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Account or any Pledged Interest deposited therein or credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the Security Interest of the Collateral Agent. The Pledged Interests and other items deposited in or credited to the Account will not be subject to deduction, set-off, banker's lien or any other right in favor of any other Person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Account, (ii) the face amount of any checks which have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds and (iii) the purchase price of any property purchased for the Account).

          6. Representations and Warranties of the Securities Intermediary. The Securities Intermediary hereby represents and warrants that:

               (a) The Securities Intermediary has established the Account in the name of "[Collateral Agent Name], as Collateral Agent", and the Securities Intermediary shall not change the name or account number of the Account without the prior written consent of the Collateral Agent.

               (b) The Account is a "securities account" as defined in Section 8-501(a) of the UCC, and the Securities Intermediary is a "securities intermediary" as defined in Section 8-102(a)(14) of the UCC and is acting in such capacity in connection with the Account and this Account Control Agreement.

               (c) Except for the claims and interest of the Collateral Agent and of the Loan Party in the Pledged Interests, the Securities Intermediary does not know of any claim to, or interest in, the Account or in any Pledged Interest deposited therein or credited thereto. If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or any Pledged Interest deposited therein or credited thereto, the Securities Intermediary will promptly notify the Collateral Agent and the Loan Party thereof.

               (d) There are no other agreements entered into between the Securities Intermediary and the Loan Party with respect to the Account or any Pledged Interest deposited therein or credited thereto, and the Securities Intermediary has not entered into, and until the termination of this Account Control Agreement will not enter into, any agreement with any other Person relating to the Account and/or any Pledged Interests deposited therein or credited thereto pursuant to which it has agreed or will agree to comply with instructions or entitlement orders originated by such other Person.

               (e) This Account Control Agreement constitutes a valid and binding agreement of the Securities Intermediary, enforceable against the Securities Intermediary in accordance with its terms.

          7. Notices. All notices, requests or other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:

          (i) in the case of the Collateral Agent, at:

                    [Collateral Agent Notice Address];

          (ii) in the case of the Loan Party, at:

                    [Loan Party Notice Address]; and

          (iii) in the case of the Securities Intermediary, at:

                    [Securities Intermediary Notice Address].

          Each such notice, request or other communication shall be effective
(i) if given by telex, when such telex is transmitted to the telex number specified in this paragraph and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this paragraph and confirmation of receipt is received, (iii) if given by mail, 48 hours after such communication is deposited, certified mail, return receipt requested, in the mails with appropriate first class postage prepaid, addressed as aforesaid or (iv) if given by other means, when delivered at the address specified in this paragraph. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this paragraph.

          8. Indemnification of Securities Intermediary. The Loan Party agrees that (i) the Securities Intermediary is released from any and all liabilities to the Loan Party arising from the terms of this Account Control Agreement and the compliance by the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's bad faith, willful misconduct or gross negligence and (ii) the Loan Party, its successors and permitted assigns shall at all times indemnify the Securities Intermediary, its affiliates and the respective directors, officers, trustees, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Account Control Agreement or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder, or in any way relating to or arising out of the maintenance, delivery, control, acceptance, possession, return or other disposition of the Account or any Pledged Interests on deposit therein or credited thereto, the violation of the laws of any country, state or other governmental body or unit, or any tort or contract claim; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment or order. In performing its duties hereunder, the Securities Intermediary shall be entitled to rely upon notices and other communications it believes in good faith to have been originated by the appropriate party.

          9. Conflicts with Other Agreements. In the event of any conflict between this Account Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Account Control Agreement shall prevail.

          10. Amendments and Waivers. Any provision of this Account Control Agreement may be amended, modified or waived if, but only if, such amendment or waiver is in writing and is signed by the Loan Party, the Collateral Agent and the Securities Intermediary.

          11. Successors and Assigns. This Account Control Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Collateral Agent and the Finance Parties and their respective successors and permitted assigns. In the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

          12. Governing Law. This Account Control Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law. Notwithstanding any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Account (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

          13. Severability.

               (a) All rights, remedies and powers provided in this Account Control Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Account Control Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Account Control Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

               (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

          14. Counterparts; Effectiveness. This Account Control Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Account Control Agreement shall become effective when the Collateral Agent shall receive counterparts hereof executed by itself, the Securities Intermediary and the Loan Party.

          15. Termination. Except as hereinafter set forth, the obligations of the Securities Intermediary to the Collateral Agent pursuant to this Account Control Agreement shall continue in effect until the Security Interests of the Collateral Agent in the Account have been terminated pursuant to the terms of the Pledge Agreement and the Collateral Agent has notified the Securities intermediary of such termination in writing. The Collateral Agent agrees to provide such notice of termination upon the request of the Loan Party on or after the termination of the Collateral Agent's Security Interest in the Account pursuant to the terms of the Pledge Agreement. The Securities Intermediary may terminate this Account Control Agreement only upon 30 days' notice to the Collateral Agent, by canceling the Account and transferring all funds, if any, deposited in or credited to the Account to another Securities Account with another securities intermediary to be designated by the Collateral Agent. After any such termination, the Securities Intermediary shall nonetheless be obligated promptly to transfer to such other securities intermediary anything from time to time received in the Account. The termination of this Account Control Agreement shall not terminate the Account or alter the obligations of the Securities Intermediary to the Loan Party pursuant to any other agreement with respect to the Account.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

LOAN PARTY:                             [LOAN PARTY NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


SECURITIES INTERMEDIARY:                [SECURITIES INTERMEDIARY NAME]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


COLLATERAL AGENT;                       [COLLATERAL AGENT NAME],
                                           as Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------